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                                                                    Exhibit 10.2


                           AGREEMENT AND CONFIRMATION

                         EFFECTIVE AS OF JUNE 19, 1997


     In connection with the Stockholder's Agreement, dated March 15, 1995, and amended June 19, 1997, between Alliant Techsystems Inc. ("Alliant") and Hercules Incorporated ("Hercules") (the "Agreement") the parties hereto agree to, approve and confirm the following:

(1) the nomination and election of Vincent J. Corbo to the Alliant Board of Directors with such election being effective as of Alliant's 1997 Annual Meeting of Stockholders;

(2) the Amendment No. 1 to the Stockholder's Agreement, dated March 15, 1995, between Alliant and Hercules Incorporated, which amendment is effective as of June 19, 1997;

(3) Section 3(a) of the Agreement provides for Gotham (successor by merger to Capstay Partners, L.P.) to designate four members of the Alliant Board of Directors until Alliant's 1998 Annual Meeting of Stockholders; the four members so designated by Gotham are Joel M. Greenblatt, Joseph F. Mazzella, Daniel L. Nir, and Jonathan G. Guss with Mr. Guss being the fourth member;

(4) Section 3(a) of the Agreement provides for Hercules to designate three members of the Alliant Board of Directors until Alliant's 1998 Annual Meeting of Stockholders; the three members so designated by Hercules are R. Keith Elliott, Vincent J. Corbo, and Thomas L. Gossage with Mr. Gossage being the third member;

(5) Section 3(a) of the Agreement provides that effective as of Alliant's 1998 Annual Meeting of Stockholders, the number of Board members designated by Gotham shall be reduced from four to three and those designated by Hercules shall be reduced from three to two; and

(6) in the event of the reductions contemplated in (iii) above, Messrs. Gossage and Guss will leave the Alliant Board of Directors or not stand for re-election as the case may be.

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AGREEMENT AND CONFIRMATION
EFFECTIVE AS OF JUNE 19, 1997
Page 2



     IN WITNESS WHEREOF, the parties hereto (including Gotham Capital III, L.P., successor by merger to Capstay Partners, L.P.) have caused this Agreement and Confirmation to be duly executed, all as of the date first written above.

ALLIANT TECHSYSTEMS INC.               HERCULES INCORPORATED

By: /s/ Richard Schwartz 6-23-97       By: /s/ R. Keith Elliott
    --------------------                   --------------------
        Richard Schwartz                       R. Keith Elliott
      Chairman, President and                  Chairman and
      Chief Executive Officer                  Chief Executive Officer

                             GOTHAM CAPITAL III, L.P.

                             By: /s/ Daniel L. Nir
                                 -----------------
                                     Daniel L. Nir
                                     Managing Member